Advance Payments from Customers	12 Months Ended
Dec. 31, 2010
Advance Payments from Customers [Abstract]
ADVANCE PAYMENTS FROM CUSTOMERS

(11)	ADVANCE PAYMENTS FROM CUSTOMERS

The Group requires certain customers to make prepayments before delivery has occurred. Such prepayments are recorded as advances from customers in the Group’s consolidated financial statements, until delivery has occurred. Advances from customers of which the deliveries of goods are expected to occur after twelve months are classified as non-current liabilities in the Group’s consolidated balance sheets. Advance from customers are reclassified to other payables when the related wafer supply contracts or orders are cancelled, early terminated, expired or in dispute and it is probably that the Group is required to refund the advance payment balances to the customers.

(a)	Contracts with Q-Cells

On 4 December 2009, the Group and Q-Cells reached an agreement (“Original Agreement”) to resolve the dispute over a long-term solar wafer supply agreement (“wafer supply agreement”). Pursuant to the Original Agreement, the Group had agreed to cease any pending proceedings or claims against Q-Cells and Q-Cells had agreed not to withdraw the outstanding prepayment balance made under the wafer supply agreement of US$244,085 against a bank guarantee. As a result of the signing of the Original Agreement, the Group reclassified the advance payments from Q-Cells to short-term and long-term other payables in accordance with the repayment schedule as set out in the Original Agreement. The non-cash reclassifications from advance payments from customers to other payables was not included in the “Changes in operating assets and liabilities” in the Group’s consolidated statements of cash flows because the Group considered that the payable to the German customer is of financing nature as a result of signing the Amended Agreement. Repayment made in accordance with the Amendment Agreement are included in the financing activities in the Group’s consolidated statements of cash flows.

On September 9, 2010, the Group and Q-Cells signed an amendment agreement (“Amendment Agreement”). Pursuant to the Amendment Agreement, the Group accelerated the repayment of the outstanding payable of US$224,940 due to Q-Cells as of September 9, 2010 and paid US$112,470 in September 2010. The remaining outstanding payable of US$112,470 as of December 31, 2010 will be settled by the end of 2011 in accordance with the Amendment agreement, and are secured by a prepayment of US$60,000 made by the Group under a polysilicon procurement agreement entered with Q-Cells and a portion of wafer sales receivables amounting to US$28,470 due from Q-Cells.

(b)	Contracts with other customers

In addition to Q-Cells mentioned in Note 11(a), several customers also ceased to execute the wafer purchase contracts with the Group due to dispute over wafer price during the year ended December 31, 2009 and 2010. The Group initiated either arbitrations or negotiation with those customers in an effort to resume the execution of contracts. However, no active response was received from those customers and certain customer had demanded termination of contract and repayment of advance wafer payments. As a result, the Group assessed that it is probable that certain advances received from customers need to be paid back by the Group and accordingly, advance payments of US$41,645 and US$52,169 are reclassified to other payables during the year ended December 31, 2009 and 2010 respectively. Such non-cash reclassification from advance from customers to other payables were included in the “Changes in operating assets and liabilities” in the Group’s consolidated statements of cash flows.